                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-76230) and related Prospectus of Retirement Income Builder III Variable Annuity.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
April 25, 2002